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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 20, 1994
                                                        ------------


                           Northeast Federal Corp.
                           -----------------------
           (Exact name of registrant as specified in its charter)



         Delaware                   1-10571             06-1288154
         --------                   -------             ----------
(State or other jurisdiction     (Commission          (IRS Employer
   of incorporation)            File Number)         Identification Number)


50 State House Square, Hartford, Connecticut                      06103
- - - --------------------------------------------                      -----
(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code              (203) 280-1000
                                                                --------------



                               Not applicable
                               --------------
        (Former name or former address if changed since last report.)
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                           Item 5.    Other Events

     On May 20, 1994, Northeast Federal Corp. published a public statement attached hereto as Exhibit A.


                              Item 7.    Exhibits

Exhibit A  Public Statement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Northeast Federal Corp.
                                       -----------------------
                                       (Registrant)


Date:                                  /s/ Kirk W. Walters
     ---------------------------       ---------------------------------------
                                       Kirk W. Walters
                                       President and Chief Executive Officer